SEPARATION AND RELEASE AGREEMENT
To Be Signed and Returned No Later than December 31, 2008

This Separation Agreement and Release Agreement ("Agreement"), is effective as of December 23, 2008 and is entered into between David Scott Kincer with an address at ______________________________________ ("Employee") and Datascension, Inc. (the "Employer"), and together with its subsidiaries and affiliates, including Longview Fund, L.P. and Viking Asset Management, LLC and their respective officers, directors, employees, shareholders, members, partners, plan administrators, attorney, other advisors and agents, as well as any predecessors, future successors or assigns or estates of any of the foregoing, with an address at 407 West Imperial Highway, Suite H-314, Brea, CA 92821 (collectively, the "Company").

1.           Separation of Employment.  Employee acknowledges and understands that Employee's last day of employment with Employer is December 31, 2008 (“Separation Date”) and that Employee has received all salary and benefits to which Employee is entitled as a result of Employee's employment, except as otherwise provided in this Agreement.  Employee acknowledges that on the next regularly scheduled paydate following the Separation Date, Employee received: (a) wages for employment through the Separation Date and Employee understands that, except as otherwise provided in this Agreement, Employee is entitled to nothing further from Company, including reinstatement by Employer.  This Agreement also constitutes his voluntary resignation as a Director as of December 31, 2008.

2.           a.  Employee Release of Company.  In consideration of the payments set forth below in paragraph 4 and other good and valuable consideration, the receipt of which is hereby acknowledged, Employee hereby unconditionally and irrevocably releases, waives, discharges and gives up any and all Claims (as defined below) which Employee may have against Company, arising on or prior to the date hereof.  “Claims” means any and all actions, charges, complaints, controversies, demands, causes of action, suits, rights, and/or claims whatsoever for debts, sums of money, wages, salary, commissions, bonuses, stock options, severance pay, vacation pay, sick pay, fees and costs, attorneys’ fees, any payments due under the Executive Employment Agreement, dated June 9, 2006, between Employer and Employee (the “Executive Employment Agreement”), including, but not limited to any claims for any amounts otherwise due under Sections 3 and 5 of the Executive Employment Agreement, losses, penalties, damages, including damages for pain and suffering and emotional harm arising, directly or indirectly, out of any promise, agreement, offer letter, contract, understanding, common law, tort, the laws, statutes, and/or regulations of the state of Nevada, the state of California, or any other state, local municipality and the United States and Costa Rica, including, but not limited to, federal and state wage and hour laws, federal and state whistleblower laws, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Equal Pay Act, the Americans with Disabilities Act, the Family and Medical Leave Act, the Employment Retirement Income Security Act (excluding COBRA), the Vietnam Era Veterans Readjustment Assistance Act, the Fair Credit Reporting Act, the Fair Labor Standards Act, the Age Discrimination in Employment Act (“ADEA”), OSHA, the Sarbanes-Oxley Act of 2002, the California Law Against Discrimination, the California Family Leave Act, the California Civil Rights Act, and the California Conscientious Employee Protection Act, as each may be amended from time to time, whether arising directly or indirectly from any act or omission, whether intentional or unintentional.  This releases all Claims including those of which Employee is not aware and those not mentioned in this Agreement.  Employee specifically releases any and all Claims arising out of Employee's employment with Employer or separation therefrom.  Nothing in this Agreement shall preclude Employee from (A) filing with or participating in any manner in an investigation, hearing or proceeding conducted by the Equal Employment Opportunity Commission, but Employee hereby waives any and all rights to recover under, or by virtue of, any such investigation, hearing or proceeding and (B) exercising Employee’s rights, if any (i) under Section 601-608 of the Employee Retirement Income Security Act of 1974, as amended, popularly known as COBRA, (ii) Employer’s 401(k) pension plan, or (iii) Employer’s stock option plan.

b.  Company Release of Employee.  In consideration of the release given by Employee of the Company, and other good and valuable consideration, the receipt of which is hereby acknowledged, Company hereby unconditionally and irrevocably releases, waives, discharges and gives up any and all Claims (as defined below) which Company may have against Employee, arising on or prior to the date hereof.  “Claims” means any and all actions, charges, complaints, controversies, demands, causes of action, suits, rights, and/or claims whatsoever for debts, sums of money, fees and costs, attorneys fees, losses, penalties, damages, including damages for pain and suffering and emotional harm arising, directly out of Employee’s employment by Employer to the extent that such Claims do not arise out of willful or wanton misconduct or intentional misconduct of the Employee, and to the extent that such Claims do not otherwise directly or indirectly relate to any willful wrongdoing by the Employee in any manner whatsoever relating to any behavior which would be a violation of any federal, state, Costa Rican or local criminal laws or regulations or any securities, taxation, labor or corporate laws, including, but not limited to, the Sarbanes Oxley Act of 2002 (Pub. L. No. 107-204, 116 Stat. 745, also known as the Public PSLLC Accounting Reform and Investor Protection Act of 2002).  Employer will use its best efforts to remove Employee from any personal guaranties he may have made on Employer obligations as soon as practicable.

c.           Waiver of Rights Under Civil Code Section 1542. Employer and Employee each acknowledge that the releases set forth in Sections 2a. and 2b.of this Agreement are subject to California Civil Code Section 1542 which states in relevant part as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Employee hereby expressly waives any and all rights under said Civil Code Section 1542, and specifically agrees that the release set forth in Sections 2a. shall be broadly construed and shall include a release of all Claims, including any Claims which were unknown or unsuspected by him at the time of the execution of this Agreement.  Employer waives any rights that it may have under section 1542 of the Civil Code of the State of California to the extent that it may lawfully waive such rights pertaining to this release and otherwise limited to the extent of released claims under Section 2b.

3.           Representations; Covenant Not to Sue.  Employee hereby represents and warrants to Company that Employee has not: (A) filed, caused or permitted to be filed any pending proceeding (nor has Employee lodged a complaint with any governmental or quasi-governmental authority) against Company, nor has Employee agreed to do any of the foregoing; (B) assigned, transferred, sold, encumbered, pledged, hypothecated, mortgaged, distributed, or otherwise disposed of or conveyed to any third party any right or Claim against Company that been released in this Agreement; or (C) directly or indirectly assisted any third party in filing, causing or assisting to be filed, any Claim against Company.  In addition, Employee represents and warrants and covenants that Employee shall not encourage or solicit or voluntarily assist or participate in any way in the filing, reporting or prosecution by himself or any third party of a proceeding or Claim against Company.  Employee represents and warrants that he shall report to Employer’s Human Resources Department in writing if he receives a formal or informal request for documents, materials, or information about Employer within five business days of such formal or informal request and that he shall not respond to same within five business days subsequent to the delivery of such written notice to Employer’s Human Resources Department.

4.           Consideration.  As good consideration for Employee’s execution, delivery, and non-revocation of this Agreement:

Employer shall pay Employee a total of $60,000 (less withholdings and deductions), in one installment of $18,750 on the date of execution hereof and in five subsequent installments of $8250 each with such additional payments being made on each of the 30th, 60th, 90th, 120th and 150th day anniversaries of the date of execution hereof.  In addition to the amounts set forth in the previous sentence of this Section 4, Employee shall also be paid reimbursed expenses in the amount of $_______, the documentation for which has already been duly submitted by Employee and accepted by Employer.  Employee shall also be paid the sum of $4,687.50, representing one week of vacation pay, on the 165th day after the date of execution hereof.  Within 30 days after the completion of the 2008 annual audit by Employer’s auditing firm, Employee shall be paid any bonus due to him based upon the results of the audit of October 2008 sales, if any bonus is determined to be due with respect thereof.  Employee acknowledges that the payment of the first payment set forth in this paragraph 4 is adequate consideration to support his grants of the release in paragraph 2 hereof and his other agreements and covenants set forth in this Agreement, including but not limited to his covenant not to sue in paragraph 3 hereof and his non-solicitation covenant in paragraph 6 hereof.

5.           Who is Bound.  Employer and Employee are bound by this Agreement.  Anyone who succeeds to Employee's rights and responsibilities such as the executors of Employee's estate is bound and anyone who succeeds to Employer's rights and responsibilities, such as its successors and assigns is also bound.

6.           Non Disparagement; Confidentiality; Restrictive Covenants.

For purposes of this Agreement, the term “Confidential Information” shall mean all of the following materials and information of the Company (whether or not reduced to writing and whether or not patentable or protected by copyright): any and all information concerning the business and affairs of the Company, including but not limited to, any and all product specifications, procedures, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions, models, documentation, techniques, diagrams, flowcharts, intellectual property, existing new products and new technology information, product copies, manufacturing, development or marketing techniques, material development or marketing timetables, strategies and development plans, and past, current and planned research and development, current and planned manufacturing and distribution methods and processes, customer lists, current customer requirements, price lists, market studies, marketing information, sales and customer pipeline information, business plans, database technologies and information, systems, information related to the customers, suppliers or personnel, all historical financial statements, financial projections and budgets, historical and projected sales, capital spending budgets and plans, the names and backgrounds of key personnel and personnel training and techniques and materials, and any and all notes, analysis, compilations, studies, summaries, and other material prepared by or for the Company containing or based, in whole or in part, on any information included in the foregoing..  Company and Employee agree not to make any defamatory or derogatory statements concerning one another.  Provided Employee directs all inquiries from potential future employers to Employer's Department of Human Resources, Employer agrees to provide information about dates of Employee's employment and position Employee held during employment.  Employee confirms and agrees that Employee shall not directly or indirectly disclose to any person or entity or use for Employee's own benefit any Confidential Information.  Employee agrees that the amounts paid to Employee as well as all of the terms of this Agreement shall also be kept confidential.  Employee shall not reveal the terms of this Agreement to anyone, except to Employee's family, legal and financial advisors and then only after securing the agreement of such individual to maintain the confidentiality of this Agreement; or to the Internal Revenue Service, Franchise Tax Board, or other taxing authorities and governmental agencies, or in response to a subpoena or other legal process, all after reasonable written notice has been provided to Employer sufficient to enable Employer to contest the disclosure.  Employee acknowledges that he continues to be bound by any and all covenants previously entered into by him with regard to nondisclosure, nonsolicitation, etc. including those contained in the Executive Employment Agreement (including but not limited to those contained in paragraphs 5(m), 6 and 7 of the Executive Employment Agreement), which terms shall be deemed to automatically survive the termination of the Executive Employment Agreement (“Other Binding Agreements”).  If Employee tells anyone the amount paid to Employee or any other term of this Agreement, discloses any Confidential Information of Company in violation of this paragraph 6 or breaches any other term or condition of this Agreement or any Other Binding Agreement, it shall constitute a material breach of the Agreement and without limitation of Company's other remedies hereunder, or otherwise at law or in equity, Employee shall be required to return the payments paid by Employer hereunder, less $500.  Employee agrees that if Employee is required to return the payment paid hereunder, this Agreement shall continue to be binding on Employee and Company shall be entitled to enforce the provisions of this Agreement as if the payments had not been repaid to Employer and Employer shall have no further payment obligations to Employee hereunder.  Employer agrees that it will not make disparaging remarks regarding Employee and it will limit its disclosure as to Employee’s departure to generally comments regarding his desire to pursue other opportunities; except to the extent other disclosure is otherwise required under federal or state law or regulation.  Nothing set forth herein shall be construed to preclude Employee from immediately engaging in lawful competition with Employer to the extent such lawful competition does not include utilization of any Confidential Information of Company; provided, however, that nothing shall be construed to prevent Employee from contacting Company’s current customers so long as he does not utilize Company Confidential Information in doing so.

7.           Surrender of Company Property.  Employee represents and warrants to Company that prior to or simultaneously with the execution of this Agreement, Employee has surrendered to Employer all property belonging to, or purchased with the funds of, Company and any equipment (including computers and cell phones), employee or security identification or access cards, client data bases, computer files, Company proposals, computer access codes, documents, memoranda, records, files, letters, specification or other papers (including all copies and other tangible forms of the foregoing) acquired by Employee by reason of his employment with Employer and in Employee's possession or under his custody or control relating to the operations, business or affairs of Employer or its clients.  Notwithstanding the foregoing, Employee shall return to Costa Rica no later than January 5, 2009 and may remain in the Employer’s “Apartment #1”until 2 PM Central Time on January 7, 2009 at which time he must vacate the Apartment removing only his personal items, and any Company items must be turned over the Employer by that time, including all books and records located in California.  All items being removed by Employee shall be subject to review by designated Employer personnel.  Employee also agrees to immediately turn over his stock in Datascension, S.A. to the Company and effect a transfer of his ownership in such stock and all of its assets (which he acknowledges are Company property) to the Company or its designee.  Other than employment taxes in the amount of $_________, Employee represents and warrants that Datascension S.A. has no liabilities other than intercompany liabilities to Employer.

8.           Cooperation With Investigations/Litigation.  Employee agrees to reasonably cooperate in any Company investigations and/or litigation regarding events which occurred during Employee’s tenure with Employer.  Employer will compensate Employee for reasonable expenses Employee incurs in extending such cooperation, so long as Employee provides advance written notice of Employee’s request for compensation.

9.           Construction of Agreement.  In the event that one or more of the provisions contained in this Agreement shall for any reason be held unenforceable in any respect under the law of any state of the United States, such unenforceability shall not affect any other provision of this Agreement, but this Agreement shall then be construed as if such unenforceable provision or provisions had never been contained herein.  This Agreement shall be governed under the laws of the State of California without reference to choice of law rules and to the extent permitted hereunder, Employee consents to the sole jurisdiction of the state and federal courts of California.  EMPLOYER AND EMPLOYEE HEREBY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY.

10.           Opportunity For Review.

(A)           Employee acknowledges that Employee has read and fully understands this Agreement and represents that prior to signing this Agreement Employee has been advised to, and has had an opportunity to, consult Employee’s counsel with respect to this Agreement and Employee gives it freely and voluntarily.  Employee understands that Employee has waived the 8 days otherwise given to review this Agreement before signing it (and has done so after consulting counsel) and that if Employee fails to execute this Agreement and return it to Employer within the time frame provided, Employer shall have no obligation to enter into this Agreement and that the Separation Date shall be unaltered.  The parties understand that they are each responsible for their own attorney’s fees.

(B)           This Agreement shall be effective and enforceable immediately upon execution and delivery to Employer by Employee.  The parties understand and agree that Employee has waived his right of revocation of this Agreement (which he would otherwise have after having executed and delivered it to Employer by so advising Employer in writing no later than 11:59 p.m. on the seventh (7th) day after Employee’s execution and delivery of this Agreement to Employer) upon review with his counsel and knowingly entering into such waiver after consultation with counsel.  To the extent such eight day period is not deemed not waivable, it is agreed by the parties that the effective date of this Agreement is December 23, 2008, and that the eight day period expires as of December 31, 2008.  The parties agree that the terms of this Agreement shall be binding upon their successors and assigns.

Agreed to and accepted by, on this 31st day of December, 2008 but effective as of December 23, 2008.

Witness:	EMPLOYEE:

____________________________	____________________________
David Scott Kincer

Agreed to and accepted by, on this ____ day of ______________, 2008

DATASCENSION, INC.

BY:
Name: Title: